Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                             VA Growth Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	13
Fund at a Glance	3	Statement of Operations	14
Portfolio Manager Interview	4	Statement of Changes in Net Assets	15
Financial Highlights	6	Notes to Financial Statements	16
Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Fund at a Glance as of June 30,  2001

“Companies must be able to fund
their growth with or without help
from the capital markets, or they
will not qualify to be a position in
the fund.”

Portfolio
Management

Ted Price, CFA Tenure: March 1998	Linda Z. Freeman, CFA Tenure: March 1998
Jeffrey S. Drummond, CFA Tenure: March 1998

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/3/1998

6 month return	–4.88%

Average Annual Returns

1 year	–14.12%

Since Portfolio Inception	5.56%

6-month capital gain distributions per share	$2.30

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Growth Fund1 versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Portfolio Manager Interview

How did the fund perform?

The Evergreen VA Growth Fund returned –4.88% for the six-month period ended June 30, 2001 trailing the 6.94% return produced by the Russell 2000 Index. We attribute the lag primarily to investors’ heavy preference for the smallest-capitalization stocks that took place in the first part of 2001. While they outperformed other market segments, these stocks tend to carry an extraordinarily high level of risk and typically do not meet the fund’s investment standards.

Portfolio
Characteristics

(As of 6/30/2001)

Total Net Assets	$18,822,694

Number of Holdings	153

P/E Ratio	27.1x

Why did investors favor these stocks?

Many small and micro-capitalization stocks had fallen to extremely depressed levels over the past year, as investors shifted away from the riskiest, most highly priced stocks toward stocks that were more traditionally or deeply valued. As 2001 opened, some investors believed many micro-cap stocks had become attractively valued. That segment of the market performed well through the end of the first quarter, but then stabilized and produced minimal returns through the end of the period.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Information Technology	24.6%

Healthcare	21.7%

Consumer Discretionary	15.7%

Industrials	12.8%

Financials	8.6%

How did you manage the fund for the longer-term?

We focused on technology, consumer discretionary, healthcare and transportation, which benefited performance in terms of both industry weighting and stock selection. We underweighted technology in the first quarter and then increased the fund’s exposure in the second quarter, so that at the end of the fiscal period the fund’s technology holdings were overweighted relative to the Index. The prices of several major technology positions — including QLogic and Sipex — rose between 80% and 130% by the end of the period. With investors anticipating an economic recovery, we emphasized retailing within consumer discretionary. Several larger holdings in this industry — such as Abercrombie & Fitch and Williams Sonoma — experienced price gains of between 20% and 50%. The fund’s healthcare holdings performed in line with the Index, although certain stocks — like Orthodontic Centers and King Pharmaceuticals — rose between 20% and 50%. In transportation, we emphasized regional airlines, which we believe will benefit from falling energy prices.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Portfolio Manager Interview

Several areas detracted from performance. The fund did not invest in sub-prime lenders in the finance industry and had only limited investment in biotechnology, and both industries experienced significant gains. The fund tends not to invest in sub-prime lenders during difficult economic times. Further, many of the small biotechnology companies do not exhibit the financial strength we would like to see. The fund’s energy holdings also marginally constrained performance. Toward the end of the period, we reduced our exposure to energy from an overweighted position to a market-weighted position, relative to the Index. The fundamentals in that sector remain strong; however, stock prices tend to follow the course of energy prices, which declined during the second quarter.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

Markel Corp.	1.8%

Copart, Inc.	1.5%

Sipex Corp.	1.4%

Alpha Industries, Inc.	1.4%

QLogic Corp.	1.3%

Skywest, Inc.	1.3%

Commerce Bancorp, Inc.	1.2%

Exar Corp.	1.2%

National Commerce Financial Corp.	1.2%

Sensormatic Electronics Corp.	1.2%

What is your outlook?

We expect the course of the economy to be the key to performance. With the Federal Reserve Board’s sixth easing move this spring, we believe the stage is set for a pick-up in economic activity. Under that scenario, we expect more aggressive companies to lead the market higher, as the economy strengthens during the year’s second half and investors become more adventurous. The fund’s heavier weightings in transportation, semiconductor companies and consumer discretionary reflect this belief. We believe the transportation industry will be the first indication of an improvement in the economy. In anticipation of this, we have overweighted this industry relative to the Index. Technology companies may have passed what could have been their worst period of operating performance, although we expect any upturn to take place slowly. While we closely monitor all of the fund’s holdings, we intend to pay special attention to the consumer discretionary positions. Investors already have anticipated a recovery in sales in that sector, but if third quarter previews do not show improvement in these stocks, we expect to quickly pare back the fund’s exposure. As part of our ongoing strategy, we will continue to emphasize balance sheet strength. Companies must be able to fund their growth with or without help from the capital markets, or they will not qualify to be a position in the fund.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund (a)
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,

		2000	1999	1998 (b)

Net asset value, beginning of period	$ 15.71	$ 13.87	$ 11.46	$ 12.50

Income from investment operations
Net investment income (loss)	(0.03)	(0.04)	(0.07)	0.02
Net realized and unrealized gains or losses on securities	(1.22)	1.88	2.50	(1.06)

Total from investment operations	(1.25)	1.84	2.43	(1.04)

Distributions to shareholders from
Net investment income	0	0	(0.02)	0
Net realized gains	(2.30)	0	0	0

Total distributions	(2.30)	0	(0.02)	0

Net asset value, end of period	$ 12.16	$ 15.71	$ 13.87	$ 11.46

Total return*	(4.88%)	13.27%	21.21%	(8.32%)
Ratios and supplemental data
Net assets, end of period (thousands)	$ 18,823	$ 20,266	$ 15,888	$ 11,064
Ratios to average net assets
Expenses‡	0.91%†	0.77%	1.33%	0.97%†
Net investment income (loss)	(0.48%)†	0.24%	(0.67%)	0.44%†
Portfolio turnover rate	59%	144%	143%	62%

(a)	Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Growth Fund, its accounting and performance history has been carried forward.
(b)	For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–93.7%
CONSUMER DISCRETIONARY–15.7%
Distributors–0.9%
SCP Pool Corp.*	4,800	$165,312

Hotels, Restaurants & Leisure–1.9%
Extended Stay America, Inc.*	9,050	135,750
Outback Steakhouse, Inc.*	1,550	44,640
P.F. Changs China Bistro, Inc.*	1,150	43,585
Ruby Tuesday, Inc.	7,300	124,830

		348,805

Household Durables–2.4%
Ethan Allen Interiors, Inc.	3,950	128,375
Furniture Brands International, Inc.*	6,000	168,000
Mohawk Industries, Inc.*	4,500	158,400

		454,775

Leisure Equipment & Products–0.5%
Intranet Solutions, Inc.*	2,700	102,735

Media–2.2%
Cox Radio, Inc., Class A*	3,600	100,260
Emmis Broadcasting Corp.*	2,850	87,637
Martha Stewart Living Omnimedia, Inc.*	1,850	42,735
Radio One, Inc., Class A*	4,550	104,650
Radio One, Inc., Class D*	3,500	77,175

		412,457

Multi-line Retail–1.4%
Dollar Tree Stores, Inc.*	5,125	142,680
Family Dollar Stores, Inc.	4,550	116,617

		259,297

Specialty Retail–5.6%
Ann Taylor Stores Corp.*	3,250	116,350
Cost Plus, Inc.*	5,350	160,500
Guitar Center, Inc.*	5,650	119,384
Men’s Wearhouse, Inc.*	2,500	69,000
Michaels Stores, Inc.*	3,100	127,100
Too, Inc.*	5,400	147,960
Tweeter Home Entertainment Group, Inc.*	3,250	114,725
Williams Sonoma, Inc.*	2,900	112,578
Zale Corp.*	2,850	96,045

		1,063,642

Textiles & Apparel–0.8%
Abercrombie & Fitch Co., Class A*	3,350	149,075

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–2.0%
Food & Drug Retailing–0.9%
Performance Food Group Co.*	3,050	$84,028
United Natural Foods, Inc.*	4,100	85,895

		169,923

Food Products–1.1%
American Italian Pasta Co., Class A*	3,300	153,120
Hain Celestial Group, Inc.*	2,750	60,500

		213,620

ENERGY–5.5%
Energy Equipment & Services–4.8%
Core Laboratories*	9,600	180,000
Gulf Islands Fabrication, Inc.*	13,250	190,800
Hanover Compressor Co.*	6,700	221,703
Horizon Offshore, Inc.*	3,423	46,210
Oceaneering International, Inc.*	4,000	83,000
Precision Drilling Corp.*	1,200	37,488
Pride International, Inc.*	5,950	113,050
Unifab International, Inc.*	7,500	38,625

		910,876

Oil & Gas–0.7%
Evergreen Resources*	50	1,900
Louis Dreyfus Natural Gas Corp.*	2,050	71,443
Unit Corp.*	3,600	57,060

		130,403

FINANCIALS–8.6%
Banks–6.2%
Alabama National BanCorporation	3,300	107,085
Boston Private Financial Holdings, Inc.	7,550	169,120
Commerce Bancorp, Inc.	3,305	231,680
Investors Financial Services Corp.	3,300	221,100
Mississippi Valley Bancshares, Inc.	2,700	107,730
National Commerce Financial Corp.	9,250	225,423
Netbank, Inc.*	9,000	101,700

		1,163,838

Insurance–2.4%
HCC Insurance Holdings, Inc.	4,900	120,050
Markel Corp.*	1,700	334,050

		454,100

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–21.7%
Biotechnology–5.6%
Abgenix, Inc.*	1,900	$85,500
Alkermes, Inc.*	2,250	78,975
Charles River Laboratories International, Inc.*	1,300	45,175
CuraGen Corp.*	1,700	61,880
Enzon, Inc.*	1,200	75,000
Gilead Sciences, Inc.*	1,450	84,375
Human Genome Sciences, Inc.*	1,300	78,325
IDEC Pharmaceuticals Corp.*	800	54,152
ILEX Oncology, Inc.*	2,700	80,730
Incyte Pharmacuticals, Inc.*	1,950	47,814
Medarex, Inc.*	3,450	81,075
Myriad Genetics, Inc.*	1,250	79,150
Neurocrine Biosciences, Inc.*	1,300	51,987
OSI Pharmaceuticals, Inc.*	1,450	76,256
Protein Design Labs, Inc.*	800	69,408

		1,049,802

Health Care Equipment & Supplies–3.0%
Cooper Companies, Inc.	1,600	82,240
Cytyc Corp.*	5,400	124,470
Endocare, Inc.*	6,000	95,940
Novoste Corp.*	1,950	49,725
Respironics, Inc.*	4,350	129,456
Vital Signs, Inc.	2,250	74,362

		556,193

Health Care Providers & Services–9.8%
Accredo Health, Inc.*	2,225	82,748
AdvancePCS*	2,700	172,935
Caremark Rx, Inc.*	7,350	120,908
Community Health Systems*	5,600	165,200
Henry Schein, Inc.*	3,200	128,192
LifePoint Hospitals, Inc.*	1,700	75,276
Manor Care, Inc.*	6,100	193,675
Omnicare, Inc.	2,650	53,530
Orthodontic Centers of America, Inc.*	6,000	182,340
Priority Healthcare Corp., Class B*	1,330	37,612
Province Healthcare Co.*	4,100	144,689
Rare Hospitality International, Inc.*	2,750	62,150
RehabCare Group, Inc.*	3,500	168,700
Syncor International Corp.*	4,800	148,800
Universal Health Services, Inc., Class B*	2,500	113,750

		1,850,505

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Pharmaceuticals–3.3%
Cubist Pharmaceuticals, Inc.*	1,800	$68,400
King Pharmaceuticals, Inc.*	3,287	176,676
Medicis Pharmaceutical Corp., Class A*	3,450	182,850
Millennium Pharmaceuticals, Inc.*	2,200	78,276
Praecis Pharmaceuticals, Inc.*	2,900	47,676
Professional Detailing, Inc.*	800	73,600

		627,478

INDUSTRIALS–12.8%
Aerospace & Defense–0.7%
Remec, Inc.*	10,050	124,620

Air Freight & Couriers–0.4%
Expeditors International of Washington, Inc.	1,200	71,999

Airlines–2.4%
Atlantic Coast Airlines Holdings*	3,650	109,463
Mesa Air Group, Inc.*	8,800	108,680
Skywest, Inc.	8,400	235,200

		453,343

Commercial Services & Supplies–5.1%
Casella Waste Systems, Inc.*	5,057	63,213
Copart, Inc.*	9,400	274,950
Insight Communications, Inc., Class A*	3,350	83,750
Intercept Group, Inc.*	4,100	155,800
Management Network Group, Inc.*	14,050	85,705
MedQuist, Inc.*	1,450	43,036
Netsolve, Inc.*	4,200	52,458
Talx Corp.	3,050	121,847
Teletech Holdings, Inc.*	9,990	89,810

		970,569

Industrial Conglomerates–0.6%
Multilink Technology Corp.*	7,700	110,110

Machinery–1.1%
Global Power Equipment Group, Inc.*	250	7,325
Maverick Tube Corp.*	4,350	73,733
Shaw Group, Inc.*	3,350	134,335

		215,393

Marine–0.5%
UTI Worldwide, Inc.*	5,600	89,152

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INDUSTRIAL–continued
Road & Rail–2.0%
Covenant Transport, Inc., Class A*	6,550	$81,548
Forward Air Corp.*	3,150	94,342
Heartland Express, Inc.*	8,438	192,375

		368,265

INFORMATION TECHNOLOGY–24.6%
Communications Equipment–4.4%
Adtran, Inc.*	1,400	28,700
Advanced Fibre Communications, Inc.*	6,600	138,600
DMC Stratex Networks, Inc.*	12,600	126,000
Finisar Corp.*	6,250	116,750
Foundry Networks, Inc.*	7,000	139,860
Polycom, Inc.*	2,900	66,961
Powerwave Technologies, Inc.*	6,000	87,000
RF Micro Devices, Inc.*	4,250	114,623

		818,494

Computers & Peripherals–1.3%
QLogic Corp.*	3,900	251,355

Electronic Equipment & Instruments–6.8%
Benchmark Electronics, Inc.*	5,300	129,108
Mettler-Toledo International, Inc.*	2,350	101,638
Oak Technology, Inc.*	19,800	209,682
Parlex Corp.*	16,150	159,400
Plexus Corp.*	5,750	189,750
Sensormatic Electronics Corp.*	13,250	225,250
Sipex Corp.*	17,750	267,847

		1,282,675

Internet Software & Services–0.7%
Agile Software Corp.*	2,950	50,150
Efunds Corp.*	4,385	81,561

		131,711

IT Consulting & Services–0.9%
Diamondcluster International, Inc.*	5,500	70,015
Inforte Corp.*	8,700	106,401

		176,416

Semiconductor Equipment & Products–9.2%
Alpha Industries, Inc.*	8,650	255,607
Asyst Technologies, Inc.*	11,900	160,650
ATMI, Inc.*	5,700	171,000
Axcelis Technologies, Inc.*	6,550	96,940
Exar Corp.*	11,450	226,252

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Semiconductor Equipment & Products–continued
LTX Corp.*	4,950	$126,522
Micrel, Inc.*	3,700	122,100
Photronic, Inc.*	3,950	101,357
Semtech Corp.	4,400	132,000
Therma-Wave, Inc.*	7,100	135,397
Tripath Technology, Inc.*	9,400	83,096
Triquint Semiconductor, Inc.*	5,050	113,625

		1,724,546

Software–1.3%
Interwoven, Inc.*	5,450	92,105
Moldflow Corp.*	1,800	27,738
NetIQ Corp.*	3,850	120,467

		240,310

MATERIALS–0.8%
Chemicals–0.8%
Cabot Microelectronics Corp.*	2,500	155,000

TELECOMMUNICATION SERVICES–2.0%
Diversified Telecommunication Services–0.4%
Choice One Communications, Inc.*	12,000	80,880

Wireless Telecommunications Services–1.6%
Leap Wireless International, Inc.*	4,750	143,925
Western Wireless Corp., Class A*	3,350	144,050

		287,975

Total Common Stocks		17,635,649

SHORT-TERM INVESTMENTS–5.9%
MUTUAL FUND SHARES–5.9%
Evergreen Select Money Market Fund ø	1,105,510	1,105,510

Total Investments–(cost $15,716,552)–99.6%		18,741,159
Other Assets and Liabilities–0.4%		81,535

Net Assets–100.0%		$18,822,694

*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$15,716,552
Net unrealized gains on securities	3,024,607

Market value of securities	18,741,159
Receivable for securities sold	134,424
Dividends and interest receivable	5,927
Deferred organization expenses	3,206

Total assets	18,884,716

Liabilities
Payable for securities purchased	29,984
Payable for Fund shares redeemed	14,678
Advisory fee payable	1,048
Due to other related parties	150
Accrued expenses and other liabilities	16,162

Total liabilities	62,022

Net assets	$18,822,694

Net assets represented by
Paid-in capital	$17,205,725
Undistributed net investment loss	(44,892)
Accumulated net realized losses on securities	(1,362,746)
Net unrealized gains on securities	3,024,607

Total net assets	$18,822,694

Shares outstanding	1,547,708

Net asset value per share	$12.16

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

Investment income
Dividends	$10,120
Interest	29,836

Total investment income	39,956

Expenses
Advisory fee	65,595
Administrative services fees	9,371
Transfer agent fee	365
Trustees’ fees and expenses	194
Printing and postage expenses	1,474
Custodian fee	2,189
Professional fees	4,978
Organization expenses	941
Other	119

Total expenses	85,226
Less: Expense reductions	(378)

Net expenses	84,848

Net investment loss	(44,892)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(1,171,227)

Net change in unrealized gains or losses on securities	186,226

Net realized and unrealized losses on securities	(985,001)

Net decrease in net assets resulting from operations	$(1,029,893)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund (a)
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment loss	$(44,892)	$(48,587)
Net realized gains or losses on securities	(1,171,227)	3,202,670
Net change in unrealized gains or losses on securities	186,226	(1,067,400)

Net increase (decrease) in net assets resulting from operations	(1,029,893)	2,086,683

Distributions to shareholders from
Net realized gains	(3,069,968)	0

Capital share transactions
Proceeds from shares sold	1,788,382	4,376,859
Payment for shares redeemed	(2,201,571)	(2,085,966)
Net asset value of shares issued in reinvestment of distributions	3,069,968	0

Net increase in net assets resulting from capital share transactions	2,656,779	2,290,893

Total increase (decrease) in net assets	(1,443,082)	4,377,576
Net assets
Beginning of period	20,265,776	15,888,200

End of period	$18,822,694	$20,265,776

Undistributed (overdistributed) net investment income	$(44,892)	$0

Other Information:
Share increase (decrease)
Shares sold	132,228	273,482
Shares redeemed	(179,851)	(129,275)
Shares issued in reinvestment of distributions	305,469	0

Net increase in shares	257,846	144,207

(a)
Effective February 1, 2000 shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Growth Fund, its accounting and performance history has been carried forward.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date.

C.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

E.  Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union Corporation (“First Union”), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.70% of the average daily net assets of the Fund.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth Fund
Notes to Financial Statements (Unaudited)  (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $10,723,392 and $10,625,261, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $15,716,552. The gross unrealized appreciation and depreciation on securities based on that cost was $4,072,271 and $1,047,664, respectively, with a net unrealized appreciation of $3,024,607.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $378 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.00%.

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

8.  CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558959 6/01